File No. 811-6569

File No. 33-45961

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.          )

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

IVY FUNDS

(a Delaware statutory trust)

(Exact Name of Registrant as Specified in Charter)

6300 Lamar Avenue, Overland Park, Kansas	66202-4200
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (913) 236-2000

Mara D. Herrington

6300 Lamar Avenue

Overland Park, Kansas 66202-4200

(Name and Address of Agent for Service)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Final - Solicitation Script

IVY Cundill Global Value Fund

February 21, 2014

877-849-0763

Inbound Greeting:

“Thank you for calling the Broadridge Proxy Services Center for IVY Cundill Global Value Fund. My name is <Agent Name> and this call is being recorded for quality assurance. How may I assist you today?”

“May I please have your full name and mailing address so that I can locate your account(s)?”

Outbound Greeting:

“Hello is Mr. /Ms.                          available please?”

“Hi Mr. /Ms                     , my name is <Agent Name> and I am calling on behalf of IVY Cundill Global Value Fund. This call is being recorded for quality assurance. Recently we sent you proxy materials for the Special Meeting of Shareholders to be held on February 21, 2014 and we have not received your vote.”

Voting:

“Your Fund’s Board recommends that you vote “FOR” the proposal(s). Would you like to vote along with the recommendation of the Board?”

“Would you like to vote all of your accounts accordingly?”

“Thank you, I am recording your (for, against, abstain) vote for the proposal(s). For confirmation purposes, please state your full name.”

“To ensure we have the correct street address for the confirmation, please state your street address”

•	Client Responds with street address
•	If they continue with City, State, and Zip – no need to confirm
•	If they do not continue with City, State and Zip, ask:

“And according to our records, that street is in (read city, state, and Zip Code)?”

“Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at the toll free number listed on the confirmation.”

“Mr./Ms. (Shareholder’s Last Name), your vote is important and your time is appreciated. Thank you and have a good (day, evening, night).”

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If Not Received/Requesting material to be re-mailed:

“Do you have an email address this can be sent to?” (If yes, enter the email address in the notes and read it back phonetically to the member) I will mark your account for a callback in a week to follow up on any questions you may have or to take your live vote over the phone. Would that be all right with you?

If no email address is available:

“I can resend the proxy materials to you, and will mark your account for a callback in a week to follow up on any questions you may have or to take your live vote over the phone. Would that be all right with you?

“Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 877-849-0763.”

If Not Interested:

(Use rebuttal) “I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is important. Please fill out and return your proxy card at your earliest convenience. You can also vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening. “

ANSWERING MACHINE MESSAGE:

“Hello, my name is <Agent Name> and I’m a proxy voting specialist calling on behalf of IVY Cundill Global Value Fund. You should have received proxy materials about the Special Meeting of Shareholders to be held on February 21, 2014. Your vote is important. Please sign, date and promptly mail your proxy card in your postage prepaid envelope. To vote over the Internet at any time please see the instructions in the proxy materials. If you have any questions, would like to vote over the phone or need new proxy materials, call toll-free at 877-849-0763 Monday through Friday, 9:30 AM to 9:00 PM Eastern Time. Voting takes just a few moments. Thank you for your vote.”

AUTOMATED ANSWERING MACHINE MESSAGE:

“Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of IVY Cundill Global Value Fund. You should have received proxy materials about the Special Meeting of Shareholders to be held on February 21, 2014. Your vote is important. Please sign, date and promptly mail your proxy card in the postage prepaid envelope. To vote over the Internet at any time please see the instructions in the proxy materials. If you have any questions, would like to vote over the phone or need new proxy materials, call toll-free at 877-849-0763 Monday through Friday, 9:30 AM to 9:00 PM Eastern Time. Voting takes just a few moments. Thank you for your vote.”

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INBOUND - CLOSED RECORDING:

“Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours, which are Monday through Friday, 9:30 AM to 9:00 PM Eastern Time. Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. If you would like to vote now and you have your proxy card, you can vote online at www.proxyvote.com using the control number listed on the card. Otherwise, please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls.”

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PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY FEBRUARY 21, 2014

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

IVY Cundill Global Value Fund

Recently, we sent you proxy material regarding the Special Meeting of Shareholders that is scheduled for February 21, 2014. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the meeting as scheduled.

If you have any questions or would like to vote, please call the number listed below:

1-877-849-0763

Your vote is important no matter the size of your fund holdings. Please vote promptly so your vote can be received prior to the February 21, 2014 Special Meeting of Shareholders.

The Fund has made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE

Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received by February 21, 2014.

Call the phone number above Monday – Friday, 9:30am – 9pm, Eastern time to speak with a proxy specialist.

OR

Call the toll free touch-tone phone number listed on your proxy card. Have your proxy card with control number available. Follow the touch- tone prompts to vote.

THANK YOU FOR VOTING

R1N/R

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY FEBRUARY 21, 2014

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

IVY Cundill Global Value Fund

Recently, we sent you proxy material regarding the Special Meeting of Shareholders that is scheduled for February 21, 2014. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the meeting as scheduled.

Your vote is important no matter the size of your fund holdings. Please vote promptly so your vote can be received prior to the February 21, 2014 Special Meeting of Shareholders.

The Fund has made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE

Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received by February 21, 2014.	Call the toll free touch-tone phone number listed on your proxy card. Have your proxy card with control number available. Follow the touch- tone prompts to vote.

THANK YOU FOR VOTING

R1O